Investments	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Investments
Investments
a)Teekay LNG – Bahrain LNG Joint Venture
In December 2015, Teekay LNG entered into an agreement with National Oil & Gas Authority (or Nogaholding), Samsung C&T (or Samsung) and Gulf Investment Corporation (or GIC) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The Bahrain LNG Joint Venture is a joint venture between Nogaholding (30%), Teekay LNG (30%), Samsung (16%) and GIC (24%). The project will include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing in early-2019 with an estimated fully-built up cost of approximately $960.0 million, which is expected to be funded by the Bahrain LNG Joint Venture through a combination of equity capital and project-level debt through a consortium of regional and international banks. In addition, Teekay LNG will supply a floating storage unit (or FSU) in connection with this project, which will be modified specifically from one of the Teekay LNG’s nine M-type, Electronically Controlled, Gas Injection (or MEGI) LNG carrier newbuildings ordered from Daewoo Shipbuilding & Marine Engineering Co. (or DSME), through a 20-year time-charter contract with the Bahrain LNG Joint Venture.
b) Teekay Tankers – Principal Maritime
In August 2015, Teekay Tankers agreed to acquire 12 modern Suezmax tankers from Principal Maritime Tankers Corporation (or Principal Maritime). All 12 of the vessels were delivered in 2015 for a total purchase price of $661.3 million, consisting of $612.0 million in cash and approximately 7.2 million shares of Teekay Tankers’ Class A common stock with a value of $49.3 million. To finance the cash portion of the acquisition price, Teekay Tankers secured a $397.2 million loan facility which matured in January 2016, and which was refinanced as part of a comprehensive Teekay Tankers refinancing in January 2016 (see Note 7). In addition, in August 2015 Teekay Tankers issued in a public offering and concurrent private placement approximately 13.6 million shares of its Class A common stock for net proceeds of $90.6 million, including approximately 4.5 million shares which were issued to Teekay Parent. Teekay Tankers financed the remainder of the cash purchase price with existing liquidity.
c) Teekay Tankers – Ship-to-Ship Transfer Business
In July 2015, Teekay Tankers acquired a ship-to-ship transfer business (or SPT) from a company jointly-owned by Teekay and a Norway-based marine transportation company, I.M. Skaugen SE (or Skaugen), for a cash purchase price of $47.3 million (including $1.8 million for working capital). To finance this acquisition, Teekay subscribed for approximately 6.5 million shares of Teekay Tankers’ Class B common stock at a subscription price of approximately $6.99 per share. SPT provides a full suite of ship-to-ship transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, it also provides consultancy and terminal management services. This acquisition established Teekay Tankers as a global company in the ship-to-ship (or STS) transfer business, which is expected to increase Teekay Tankers’ fee-based revenue and its overall fleet utilization. On the transaction closing date of July 31, 2015, SPT owned and operated a fleet of six STS support vessels and one chartered-in Aframax Tanker.

The acquisition of SPT was accounted for using the acquisition method of accounting, based upon preliminary estimates of fair value.

The following table summarizes the final estimates of fair values of the SPT assets acquired and liabilities assumed by Teekay Tankers on the acquisition date. Such estimates of fair value were finalized in the first quarter of 2016 and resulted in an increase in goodwill of $8.1 million and a decrease in intangible assets by $8.4 million from preliminary estimates. Such changes did not have a material impact to the Company's consolidated statement of income for 2016.

As at July 31, 2015
$
ASSETS
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships (1)	17,901
Customer contracts (1)	4,599
Goodwill (2)	8,059
Total assets acquired	52,564
LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)
Total liabilities assumed	(6,926)
Net assets acquired (3)	45,638

(1)
The customer relationships and customer contracts are being amortized over weighted average amortization periods of 10 years and 7.6 years, respectively. As at December 31, 2016, the gross carrying amount, accumulated amortization and net carrying amount were $22.5 million, $4.8 million and $17.7 million, respectively.

(2)	Goodwill recognized from this acquisition was attributed to the Company's Teekay Tankers Segment - Conventional tankers.

(3)
Prior to the SPT acquisition date, SPT had in-chartered the Explorer Spirit from the Company. Of the SPT acquisition price, $1.4 million was allocated to the settlement of this pre-existing relationship. Such amount has been accounted for as a reduction to revenue on the SPT acquisition date.

Operating results of SPT are reflected in the Company’s consolidated financial statements commencing July 31, 2015, the effective date of acquisition. Pro forma revenues and net income as if the acquisition of SPT had occurred at the beginning of 2015 would not be materially different than actual operating results reported. The Company’s prior 50% interest in SPT was remeasured to its estimated fair value on the acquisition date and the resulting gain of $8.7 million was recognized in equity income in 2015.
d) Teekay Offshore – Logitel Offshore Holding AS
In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel). The purchase price for the shares of Logitel consisted of $4.0 million in cash paid at closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria were not met, primarily relating to the construction of the three UMS ordered from the COSCO (Nantong) Shipyard (or COSCO) in China (see Note 10).

Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, with Petroleo Brasileiro S.A. (or Petrobras) in Brazil for the first UMS, the Arendal Spirit, which delivered in February 2015 and commenced its contract with Petrobras in June 2015. During 2016 Teekay Offshore canceled the UMS construction contracts for its two remaining UMS newbuildings (see Note 10).

The acquisition of Logitel was accounted for using the acquisition method of accounting, based upon finalized estimates of fair value.

The following table summarizes the preliminary and final valuations of the Logitel assets and liabilities on the acquisition date. The estimates of fair values of the Logitel assets acquired and liabilities assumed by Teekay Offshore were finalized during the second quarter of 2015.

(in thousands of U.S. Dollars)	Preliminary Valuation August 11, 2014 $	Adjustments $	Final Valuation August 11, 2014 $
ASSETS
Cash and cash equivalents	8,089	—	8,089
Prepaid expenses	640	—	640
Advances on newbuilding contracts	46,809	(2,239)	44,570
Intangible assets	—	1,000	1,000
Total assets acquired	55,538	(1,239)	54,299
LIABILITIES
Accrued liabilities	4,098	—	4,098
Long-term debt	26,270	1,330	27,600
Total liabilities assumed	30,368	1,330	31,698
Net assets acquired	25,170	(2,569)	22,601
Cash consideration	4,000	—	4,000
Contingent consideration	21,170	(2,569)	18,601

Operating results of Logitel are reflected in the Company’s consolidated financial statements commencing August 11, 2014, the effective date of acquisition. Pro forma revenues and net income if the acquisition of Logitel had occurred at the beginning of 2014 would not be materially different than actual operating results reported.
e)Teekay LNG - Yamal LNG Joint Venture
In July 2014, Teekay LNG, through a new 50/50 joint venture (or the Yamal LNG Joint Venture) with China LNG Shipping (Holdings) Limited (or China LNG), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project).

As of December 31, 2016, Teekay LNG had advanced $146.7 million (December 31, 2015 - $96.9 million). The advances bear interest at LIBOR plus 3.00% compounded semi-annually. As at December 31, 2016, the interest accrued on these advances was $9.4 million (December 31, 2015 - $4.8 million).
f)Teekay LNG - BG International Limited Joint Venture
In June 2014, Teekay LNG acquired from BG International Limited (or BG) (which was subsequently acquired by Shell) its ownership interests in four 174,000-cubic meter Tri-Fuel Diesel Electric LNG carrier newbuildings, which will be constructed by Hudong-Zhonghua Shipbuilding (Group) Co., Ltd. in China for an estimated total fully built-up cost to the joint venture of approximately $1.0 billion. Through this transaction, Teekay LNG has a 30% ownership interest in two LNG carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (or collectively the BG Joint Venture). As compensation for Shell's ownership interest in these four LNG carrier newbuildings, Teekay LNG assumed Shell’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. Teekay LNG estimates it will incur approximately $36.9 million of costs to provide these services, of which Shell has agreed to pay a fixed amount of $20.3 million. Teekay LNG estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from Shell was $16.5 million. As at December 31, 2016, the carrying value of the service obligation of $22.6 million (December 31, 2015 - $29.7 million) is included in both the current portion of in-process revenue contracts and in-process contracts and the carrying value of the receivable from Shell of $10.9 million (December 31, 2015 - $16.5 million) is included in both accounts receivable and other non-current assets in the Company’s consolidated balance sheets.
g)Teekay Offshore - ALP Maritime Services B.V.
In March 2014, Teekay Offshore acquired 100% of the shares of ALP Maritime Services B.V. (or ALP), a Netherlands-based provider of long-distance ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, Teekay Offshore and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long-distance towing and anchor handling vessel newbuildings.

Teekay Offshore acquired ALP for a purchase price of $2.6 million, which was paid in cash, and also entered into an arrangement to pay additional compensation to three former shareholders of ALP if certain requirements are satisfied. This contingent compensation consists of $2.4 million, which is payable upon the delivery and employment of ALP’s four newbuildings and a further amount of up to $2.6 million, which is payable if ALP’s annual operating results from 2017 to 2021 meet certain targets. Teekay Offshore has the option to pay up to 50% of this compensation through the issuance of common units of Teekay Offshore. Each of the contingent compensation amounts are payable only if the three shareholders are employed by ALP at the time the performance conditions are met. For the year ended December 31, 2016, compensation cost was $0.7 million and was recorded in general and administrative expenses in the Company’s consolidated statements of income (December 31, 2015 - $0.7 million, December 31, 2014 - $0.5 million). Teekay Offshore also incurred a $1.0 million fee to a third party associated with the acquisition of ALP in 2014 for assistance with the acquisition, which has been recognized in general and administrative expenses during 2014.

The acquisition of ALP was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the finalized estimates of fair values of the ALP assets acquired and liabilities assumed by Teekay Offshore on the acquisition date.

(in thousands of U.S. Dollars)	As at March 14, 2014 $
ASSETS
Cash and cash equivalents	294
Other current assets	404
Advances on newbuilding contracts	164
Other assets - long-term	395
Goodwill	2,032
Total assets acquired	3,289
LIABILITIES
Current liabilities	387
Other long-term liabilities	286
Total liabilities assumed	673
Net assets acquired	2,616
Consideration	2,616

The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including their experience, skills and abilities. Operating results of ALP are reflected in the Company’s consolidated financial statements commencing March 14, 2014, the effective date of the acquisition. On a pro forma basis for the Company for the years ended December 31, 2014 and 2013, there would be no material changes to revenues and net income giving effect to Teekay Offshore’s acquisition of ALP as if it had taken place on January 1, 2014.
h)Tanker Investments Ltd.
In January 2014, Teekay and Teekay Tankers formed Tanker Investments Ltd. (or TIL), which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery in the tanker market. In connection with TIL’s formation, Teekay and Teekay Tankers received stock purchase warrants entitling them to purchase in the aggregate up to 1.5 million shares of common stock of TIL (see Note 14). The stock purchase warrants are derivative assets for accounting purposes which had an aggregate value of $0.6 million as at December 31, 2016 (2015 - $10.3 million). Teekay also received one Series A-1 preferred share and Teekay Tankers received one Series A-2 preferred share, each of which entitles the holder to elect one board member of TIL. The preferred shares do not give the holder a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. As of December 31, 2016, Teekay and Teekay Tankers ownership interest in TIL totaled 19.55% (2015 - 17.62%).